UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 2, 2010
Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800
N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Item 8.01.	Other Matters
Attached as Exhibit 99.1 are the slides that L. Patrick Hassey, Chairman and Chief Executive Officer, is using at the Credit Suisse 2010 Aerospace & Defense Conference in New York, NY on December 2, 2010. Mr. Hassey’s remarks and the presentation slides are also currently available on ATI’s website www.ATImetals.com under the “Investors” tab.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits

Exhibit 99.1	Slide presentation at the Credit Suisse 2010 Aerospace & Defense Conference in New York, NY on December 2, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer

Dated:   December 2, 2010

EXHIBIT INDEX

Exhibit 99.1	Slide presentation at the Credit Suisse 2010 Aerospace & Defense Conference in New York, NY on December 2, 2010.